                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: JULY 22, 2003
                                          -------------
                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


          MARYLAND                     1-8896                    75-2027937
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


     8401 NORTH CENTRAL EXPRESSWAY
               SUITE 800
             DALLAS, TEXAS                                        75225
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                           --------------


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     Press releases issued by Capstead Mortgage Corporation dated
         July 22, 2003


ITEM 9. REGULATION FD DISCLOSURE

              This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, the Company deems this information to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.

              On July 22, 2003, Capstead Mortgage Corporation and Fortress Investment Group LLC issued a joint press release announcing management changes at Capstead.

              On July 22, 2003, Capstead Mortgage Corporation issued a press release announcing second quarter 2003 earnings results.

              Copies of the press releases are attached as Exhibit 99.1.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CAPSTEAD MORTGAGE CORPORATION


July 24, 2003                   By: /s/ Phillip A. Reinsch
                                    --------------------------------------------
                                    Phillip A. Reinsch, Senior Vice President